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EXHIBIT 32

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE*

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Horizon Organic Holding Corporation, a Delaware corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

  (1)
  the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	August 14, 2003
/s/ CHARLES F. MARCY Charles F. Marcy President and Chief Executive Officer of Horizon Organic Holding Corporation
Dated:	August 14, 2003
/s/ THOMAS P. BRIGGS Thomas P. Briggs Senior Vice President, Finance and Administration, Chief Financial Officer, and Secretary of Horizon Organic Holding Corporation

* A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Horizon Organic Holding Corporation and will be retained by Horizon Organic Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE